
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the audited consolidated financial statements for the period ended September 30, 1998 and is qualified in its entirety by references to such financial statements. Amounts inapplicable or not disclosed as a separate line on the Condensed Consolidated
Balance Sheets or Condensed Consolidated Statements of Operations are reported as 0 herein.
</LEGEND>
<MULTIPLIER>                                     1,000

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          SEP-30-1998
<PERIOD-END>                               SEP-30-1998
<CASH>                                           5,887
<SECURITIES>                                    14,541
<RECEIVABLES>                                    5,583
<ALLOWANCES>                                       300
<INVENTORY>                                      2,103
<CURRENT-ASSETS>                                29,354
<PP&E>                                           3,892
<DEPRECIATION>                                   1,354
<TOTAL-ASSETS>                                  43,340
<CURRENT-LIABILITIES>                            2,751
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                            72
<OTHER-SE>                                      40,517
<TOTAL-LIABILITY-AND-EQUITY>                    43,340
<SALES>                                         32,832
<TOTAL-REVENUES>                                32,832
<CGS>                                           11,914
<TOTAL-COSTS>                                   10,731
<OTHER-EXPENSES>                                   207
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                 11,118
<INCOME-TAX>                                     4,052
<INCOME-CONTINUING>                              7,066
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     7,066
<EPS-PRIMARY>                                     1.06
<EPS-DILUTED>                                     1.05

